SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 24, 1998

            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-21).

                                   CWMBS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-53861                 95-4496514
  ----------------------------         ------------          -------------------
  (State of Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

  4500 Park Granada
 Calabasas, California                                              91302
----------------------                                         ----------------
(Address of Principal                                            (Zip Code)
 Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
-------------------------------------------------------------------------------


Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-21, Nomura Securities International, Inc. ("Nomura"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Nomura Computational Materials") for distribution to its potential investors. Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as one of the underwriters of the Underwritten Certificates, has prepared certain materials (the "Morgan Stanley Computational Materials") for distribution to its potential investors. Although the Company provided Nomura and Morgan Stanley with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Nomura Computational Materials or the Morgan Stanley Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Nomura Computational Materials, listed as Exhibit 99.1 hereto and the Morgan Stanley Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated November 24, 1998.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated November 23, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-21.


Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1. Nomura Computational Materials filed on Form SE dated November 24, 1998.

99.2. Morgan Stanley Computational Materials filed on Form SE dated November 24, 1998.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.



                                                By: /s/ Celia Coulter
                                                        Celia Coulter
                                                        Vice President

Dated:    November 24, 1998



                                  Exhibit Index

Exhibit                                                                    Page

99.1.           Nomura  Computational  Materials filed on Form SE dated November
                24, 1998.

99.2. Morgan Stanley Computational Materials filed on Form SE dated November 24, 1998.


                                  EXHIBIT 99.1

                         Nomura Computational Materials

In accordance with Rule 311(i) of Regulation S-T, the Nomura Computational Materials are being filed on paper pursuant to Form SE.


                                  EXHIBIT 99.2

                     Morgan Stanley Computational Materials

In  accordance   with  Rule  311(i)  of  Regulation   S-T,  the  Morgan  Stanley
Computational Materials are being filed on paper pursuant to Form SE.



                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                November 24, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWMBS, Inc.
                  Mortgage Pass-Through Certificates,
                  Series 1998-21
                  -----------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                           Very truly yours,

                                          /s/ Amy Sunshine
                                              Amy Sunshine

Enclosure